VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

AFT CHOICE PLUS

GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACT

(“THE CONTRACT” OR “CONTRACTS”)

issued to

Plans Established by Eligible Organizations Under Tax Code Sections 401(a),
403(b) and 457, including Roth 403(b) and Roth 457(b) Plans

UPDATING SUMMARY PROSPECTUS

May 1, 2023

____________________________________________________________________________

There is one class of Contract described in this updating summary prospectus. The Contract is issued in connection with plans established by eligible organizations under Tax Code Sections 401(a), 403(b) and 457, including Roth 403(b) and Roth 457(b) plans.

The full prospectus for the Contract (the “full Contract Prospectus”) contains more information about the Contract, including the features, benefits, and risks. You can find the current prospectus and other information about the Contracts online at https://prospectus.voya.com/AFT. You can also obtain this information at no cost by calling 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

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SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS

The following are some of the important terms used throughout this summary prospectus that have special meaning.

Account Value: The value of: (1) amounts allocated to the Fixed Interest Options, including interest earnings to date; less (2) any deductions from the Fixed Interest Options (e.g., withdrawals and fees); and plus (3) the current dollar value of amounts allocated to the Subaccounts of Variable Annuity Account C, which includes investment performance and fees deducted from the Subaccounts.

Contract or Contracts: The group or individual deferred fixed and variable annuity Contract offered by your Plan Sponsor as a funding vehicle for your retirement plan.

Contract Holder: The person to whom we issue the Contract. Generally, the Plan Sponsor or a trust.

Customer Service: The location from which we service the Contracts. The mailing address and telephone number of Customer Service is Defined Contributions Administration, P.O. Box 990063, Hartford, CT 06199-0063, 1-800-584-6001.

Fixed Interest Options: The Fixed Plus Account/Fixed Plus Account II and the Fixed Plus Account II A are Fixed Interest Options that may be available during the Accumulation Phase under some Contracts.. Amounts allocated to the Fixed Interest Options are held in the Company’s General Account which supports insurance and annuity obligations.

Fund(s): The underlying mutual Funds in which the Subaccounts invest.

General Account: The account that contains all of our assets other than those held in Variable Annuity Account C or one of our other separate accounts.

Investor (also “you” or “participant”): The individual who participates in the Contract through a retirement plan.

Loan Interest Rate Spread: The difference between the rate charged and the rate credited on loans under your Contract.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Purchase Payment: Collectively, the initial purchase payment and any additional purchase payment.

Purchase Payment Period (also called “Deposit Cycle” in the Contract): For Contracts that permit installment Purchase Payments, the period of time it takes to complete the number of installment Purchase Payments expected to be made to your account over a year. For example, if your payment frequency is monthly, a payment period is completed after 12 Purchase Payments are made. If only 11 Purchase Payments are made, the payment period is not completed until the twelfth Purchase Payment is made. At any given time, the number of payment periods completed cannot exceed the number of Account Years completed, regardless of the number of payments made.

Subaccount: Division(s) of Variable Annuity Account C that are investment options under the Contract. Each Subaccount invests in a corresponding underlying mutual Fund.

Tax Code: The Internal Revenue Code of 1986, as amended.

VRIAC, the Company, we, us and our: Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut, that issues the Contract described in this summary prospectus.

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Variable Annuity Account C, the Separate Account: Voya Variable Annuity Account C, a segregated asset account established by us to fund the variable benefits provided by the Contract. The Variable Annuity Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it also meets the definition of “separate account” under the federal securities laws.

Variable Investment Options: The Subaccounts of Variable Annuity Account C. Each one invests in a specific mutual Fund.

Vested: The amount of money in a participant’s individual account attributable to participant contributions. In an, employer-sponsored retirement plan (i.e., a 401(k) or 403(b) plan), the Vested amount may include employer matching contributions.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this summary prospectus is a summary of certain Contract features that have changed since May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Contract.

•	Fee Table
•	Loans that have a 0.0% Loan Interest Rate Spread may be subject to a loan initiation fee. The loan initiation fee will be deducted from the Vested individual Account Value during the first month of the loan period. We reserve the right to change the fee charged for loan initiation, but not to exceed $125 per loan.
•	Loans that have a 0.0% Loan Interest Rate Spread may also be subject to an annual loan administration fee (in addition to a loan initiation fee). The annual loan administration fee may apply to each outstanding loan and, if applied, will be deducted from the Vested individual Account Value annually at the beginning of each calendar year. We reserve the right to change the annual fee charged for loan maintenance, but the fee will not exceed $50.
•	Investment Options
•	Effective on or about June 20, 2021, the Subaccount that invests in the Franklin Small Cap Value VIP Fund will be closed to new investment by new Investors. Existing retirement plans and individual Investors who have investment in the Subaccount that corresponds to this Fund may leave their investment in that Subaccount and may continue to make additional purchases and exchanges.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals

If the Investor withdraws money from the Contract within ten (10) years following a specified date, the Investor can be assessed an early withdrawal charge equal to a maximum of 5% of the amount withdrawn. The specified date referenced in the preceding sentence can vary depending on the terms of the Contract, and will be either: (1) the date the individual account was established; (2) the date the Contract was established; or (3) the number of completed Purchase Payment Periods.

For example, if you make an early withdrawal from your Contract, you could pay a surrender charge of up to $5,000 on a $100,000 investment.

See “FEE TABLES - Transaction Expenses” and “CHARGES AND FEES - Transaction Fees - Early Withdrawal Charge” in the full Contract Prospectus.

Transaction Charges

•   In addition to the early withdrawal charge, the Investor may also be charged for other transactions. If you take a loan from your Account Value, you may be subject to a Loan Initiation Fee not to exceed $125 per loan;

•   Certain Funds may impose redemption fees as a result of withdrawals, transfers or other Fund transactions you may initiate; and

•   Charges for advisory services due to an independent advisory services agreement between you and an investment advisor may be deducted from the Contract value.

See “FEE TABLES - Transaction Expenses” and “CHARGES AND FEES” in the full Contract Prospectus.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Loan Interest Rate Spread (which is the difference between the rate charged and the rate credited on loans under your contract), or an Annual Loan administration fee is charged until the loan is repaid. These ongoing fees and expenses do not reflect any advisory fees due under an independent advisory services agreement with a participant, and if such charges were reflected, these ongoing fees and expenses would be higher.
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	1.25%[1,2]	1.25%[2]
	Investment Options (Portfolio Company fees and expenses)	0.05%[3]	1.32%[3]

[1]	As a percentage of average Account Value.
[2]	The base contract expenses include the mortality and expense risk charge, which compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our funding of the death benefit, including any guaranteed death benefits. We currently do not impose an administrative expense charge; however, we reserve the right to charge not more than 0.25% on an annual basis from the subaccounts. The administrative expense charge may be reduced or eliminated in certain circumstances. The minimum amount reflects these reductions or eliminations, while the maximum amount does not. See “CHARGES AND FEES - Periodic Fees and Charges” in the full Contract Prospectus.
[3]	These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2022, and will vary from year to year.
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FEES AND EXPENSES (continued from previous page)
Ongoing Fees and Expenses (annual charges)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add early withdrawal charges that substantially increase costs.

	Lowest Annual Cost Estimate: $1,193	Highest Annual Cost Estimate: $2,091

Assumes:

•   Investment of $100,000;

•   5% annual appreciation;

•   No optional benefits;

•   Fees and expenses of least expensive Fund;

•   No sales charges or advisory fees; and

•   No additional Purchase Payments, transfers or withdrawals.

Assumes:

•   Investment of $100,000;

•   5% annual appreciation;

•   Fees and expenses of most expensive Fund;

•   No sales charges or advisory fees; and

•   No additional Purchase Payments, transfers or withdrawals.

See “FEE TABLES - Periodic Fees and Expenses” and “CHARGES AND FEES - Periodic Fees and Charges” in the full Contract Prospectus.
RISKS
Risk of Loss	An Investor can lose money by investing in the Contract. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the prospectus for the Contract.
Not a Short-Term Investment

This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you are age 59½. You might be subject to federal and state income taxes and a 10% penalty.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full Contract Prospectus.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract. Each investment option (including the Guaranteed Accumulation Account and the other Fixed Interest Options) will have its own unique risks, and you should review these investment options before making an investment decision. If all or a portion of your Account Value in the Guaranteed Accumulation Account is withdrawn, you could experience a loss as to the amount invested in that account.

See ‘THE INVESTMENT OPTIONS - The Variable Investment Options” and “APPENDIX B and APPENDIX C” in the full Contract Prospectus and “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT” to this summary prospectus.

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RISKS (continued from the previous page)
Insurance Company Risks

An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Fixed Interest Options, guarantees or benefits are subject to the financial strength and claims paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-800-584-6001.

See “THE CONTRACT - The General Account” in the full Contract Prospectus.

RESTRICTIONS
Investment Options

•   Generally, the Contract Holder or you, if permitted by the plan, may select no more than 25 investment options at enrollment. Thereafter, more than 25 investment options can be selected at any one time;

•   Some Subaccounts and Fixed Interest Options may not be available through certain Contracts, your plan or in some states. See your Contract or certificate for any state specific variations;

•   Not all Fixed Interest Options may be available for current or future investment;

•   There are certain restrictions on transfers from the Fixed Interest Options;

•   The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and

•   The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS - Selecting Investment Options and Right to Change the Separate Account” and “THE CONTRACT - Limits on Frequent or Disruptive Transfers” in the full Contract Prospectus.

Optional Benefits

•   We may discontinue or restrict the availability of an optional benefit;

•   The availability of certain benefits may vary based on employer and state approval; and

•   If a participant elects to pay advisory fees from the Variable Investment Options, such deductions will reduce the death benefit amount and also may be subject to federal and state income taxes and a 10% federal tax penalty.

See “THE CONTRACT - Contract Provisions and Limitations - The Asset Rebalancing Program,” “DEATH BENEFIT - Death Benefit Options,” “SYSTEMATIC DISTRIBUTION OPTIONS - Availability of Systematic Distribution Options” and “LOANS - Availability” in the full Contract Prospectus.

TAXES
Tax Implications

•   You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;

•   There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and

•   Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS” in the full Contract Prospectus.

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CONFLICTS OF INTEREST
Investment Professional Compensation

•   We pay compensation to broker/dealers whose registered representatives sell the Contract.

•   Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.

•   Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS - Contract Distribution” in the full Contract Prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full Contract Prospectus.

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APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds.

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=usp&cid=voyavpx&fid=92912K216. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Allspring Small Company Value Fund (Class A)[1] Investment Adviser: Wells Fargo Funds Management, LLC Subadviser: Wells Capital Management Incorporated	1.15%	-12.14%	5.16%	9.13%
Seeks long-term capital growth by investing in common stocks. Income is a secondary objective.	American Century Investments® Disciplined Core Value Fund (A Class)[1] Investment Adviser: American Century Investment Management, Inc.	0.90%	-12.83%	6.65%	10.39%
Seeks to provide long-term growth of capital.	American Funds® - EuroPacific Growth Fund® (Class R-3)[1] Investment Adviser: Capital Research and Management CompanySM	1.11%	-23.24%	0.88%	4.62%
Seeks to provide growth of capital.	American Funds® - The Growth Fund of America® (Class R-3)[1] Investment Adviser: Capital Research and Management CompanySM	0.95%	-30.95%	6.87%	11.54%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[1]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks to track the performance of the Calvert US Large-Cap Core Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.	Calvert US Large-Cap Core Responsible Index Fund (Class A)[2] Investment Adviser: Calvert Research and Management	0.48%	-21.66%	9.59%	12.72%
The investment objective of the Fund is total return through investment in real estate securities.	Cohen & Steers Real Estate Securities Fund, Inc. (Class A)[2] Investment Adviser: Cohen & Steers Capital Management, Inc.	1.10%	-29.80%	4.06%	7.70%
Seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (S&P 500® Index).	DWS Equity 500 Index Fund (Class S)[2,3] Investment Adviser: DWS Investment Management Americas, Inc. Subadviser: Northern Trust Investments, Inc.	0.25%	-18.31%	9.21%	12.26%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.60%	-26.31%	8.66%	11.43%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[2]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
[3]	This Fund is structured as a Fund of Funds or “master-feeder” Fund that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2)[4] Investment Adviser: Franklin Mutual Advisers, LLC	0.87%	-10.06%	5.48%	9.09%
Seeks income and conservation of principal and secondarily long-term growth of capital.	Impax Sustainable Allocation Fund (Investor Class)[5,6] Investment Adviser: Impax Asset Management LLC	0.89%	-7.60%	5.97%	7.14%
Seeks capital appreciation.	Invesco Main Street Mid Cap Fund® (Class A)[5] Investment Adviser: Invesco Advisers, Inc.	1.06%	-14.35%	5.92%	9.20%
Seeks long-term growth of capital.	Invesco Small Cap Growth Fund (Class A)[5,7] Investment Adviser: Invesco Advisers, Inc.	1.14%	-35.60%	4.18%	9.70%
Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.	Lord Abbett Mid Cap Stock Fund (Class A)[5,8] Investment Adviser: Lord, Abbett & Co. LLC	0.98%	-11.06%	4.34%	8.03%
Seeks long-term growth of capital and income.	Nuveen Global Infrastructure Fund (Class I)[5] Investment Adviser: Nuveen Fund Advisors, LLC Subadvisers: Nuveen Asset Management, LLC	0.96%	-6.15%	4.68%	7.14%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[4]	The Franklin Small Cap Value VIP Fund is closed to investment by new Investors. Existing retirement plans and individual Investors who have investment in the Subaccount that corresponds to this fund may leave their investment in that Subaccount and may continue to make additional purchases and exchanges.
[5]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
[6]	Until December 31, 2022, this Fund was known as the Pax Sustainable Allocation Fund.
[7]	The Invesco Small Cap Growth Fund is only available to plans that were offering this Fund prior to April 29, 2011.
[8]	The Lord Abbett Mid Cap Stock Fund is only available to plans that were invested in the Fund as of December 21, 2015.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio (Administrative Class) Investment Adviser: Pacific Investment Management Company LLC	0.77%	-11.90%	1.96%	0.90%
Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Value Fund (Advisor Class)[9] Investment Adviser: T. Rowe Price Associates, Inc.	0.95%	-11.60%	7.50%	11.10%
Seeks current income with capital appreciation and growth of income.	Templeton Global Bond Fund (Class A)[9] Investment Adviser: Franklin Advisers, Inc.	0.97%	-6.17%	-2.80%	-0.64%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® Total Bond Market Index Fund (AdmiralTM Shares)[10] Investment Adviser: The Vanguard Group, Inc. (Vanguard)	0.05%	-13.16%	0.01%	1.00%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard® Total International Stock Index Fund (AdmiralTM Shares)[10] Investment Adviser: The Vanguard Group, Inc. (Vanguard)	0.11%	-16.01%	1.09%	4.06%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class I)[11] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	-4.90%	4.80%	N/A

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[9]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
[10]	The Vanguard Total Bond Market Index Fund and the Vanguard Total International Stock Index Fund are only available to plans that were offering these Funds prior to November 19, 2018.
[11]	This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.	Voya GNMA Income Fund (Class A)[12] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.84%	-10.61%	-0.50%	0.52%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.92%	-14.96%	9.42%	11.30%
Seeks to provide Investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.48%	-12.28%	1.85%	3.53%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	-19.04%	8.01%	11.92%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[12]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	-14.29%	5.23%	9.62%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	-14.00%	4.43%	9.73%
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution 2025 Portfolio (Class I)[13] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.19%	-15.81%	3.53%	6.04%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[13]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution 2035 Portfolio (Class I)[14] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.21%	-17.76%	4.17%	7.25%
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution 2045 Portfolio (Class I)[14] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.21%	-18.19%	5.07%	8.07%
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution 2055 Portfolio (Class I)[14] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	-18.38%	4.95%	8.06%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[14]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2065. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution 2065 Portfolio (Class I)[15] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.37%	-18.45%	N/A	N/A
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Index Solution Income Portfolio (Class I)[15] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.18%	-14.13%	2.16%	3.84%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	-14.44%	-0.02%	1.61%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.86%	-16.68%	2.66%	8.69%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[15]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital.	Voya Strategic Allocation Conservative Portfolio (Class I)[16] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.71%	-16.46%	2.10%	4.45%
Seeks to provide capital appreciation.	Voya Strategic Allocation Growth Portfolio (Class I)[16] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.77%	-19.35%	4.05%	7.08%
Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).	Voya Strategic Allocation Moderate Portfolio (Class I)[16] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.75%	-18.16%	3.31%	5.92%
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.70%	0.63%	8.10%	11.13%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.89%	-7.83%	5.33%	8.12%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[16]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks capital appreciation.	VY® Invesco Global Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	1.05%	-32.10%	2.55%	7.58%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.89%	-12.18%	8.92%	10.64%
Seeks long-term capital appreciation.	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	1.03%	-24.47%	8.30%	11.77%
Seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.	VY® T. Rowe Price Equity Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.86%	-3.41%	6.81%	9.47%
A non-diversified Portfolio that seeks long-term growth through investments in stocks.	VY® T. Rowe Price Growth Equity Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.96%	-40.81%	4.49%	10.83%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Wanger Acorn Investment Adviser: Columbia Wanger Asset Management, LLC	0.95%	-33.46%	3.06%	8.21%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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HOW TO GET MORE INFORMATION

This updating summary prospectus incorporates by reference the full AFT Choice Plus Contract prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2023, as amended or supplemented. You can find these documents online at https://prospectus.voya.com/AFT. You can also obtain these documents at no cost by calling 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000002962

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